                                  EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
CNET, Inc.


         We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.



                                       KPMG LLP

San Francisco, California
July 14, 1999